UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2018

Ditech Holding Corporation

(Exact Name of Registrant as Specified in its Charter)

Maryland	001- 13417	13-3950486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Virginia Drive, Suite 100

Fort Washington, PA 19034

(Address of principal executive offices, including zip code)

(844) 714-8603

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Ditech Holding Corporation (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) on June 7, 2018. For more information on the following proposals submitted to a vote of stockholders at the Annual Meeting, see the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 27, 2018 (the “Proxy Statement”).

As disclosed in the Proxy Statement, each share of our Common Stock carries one vote and each share of Preferred Stock carries 114.9750 votes, with any fractional amount rounded down. Only the holders of Preferred Stock were entitled to vote on Proposal 1, the election of three Class I directors. Holders of Common Stock and Preferred Stock were entitled to vote together on Proposals 2 and 3.

Proposal 1 — Election of Directors.

Holders of Preferred Stock elected the three Class I director nominees listed below to serve as members of the Board of Directors of the Company until the annual meeting of stockholders in 2021, or until such director’s earlier death, resignation or removal. The voting results for each nominee were as follows:

Director	For	Withhold	Broker Non-Votes
Thomas F. Marano	7,661,573	612,008	657,885
Thomas G. Miglis	7,661,573	612,008	657,885
Samuel T. Ramsey	7,661,573	612,008	657,885

Proposal 2 — Advisory Vote on 2017 Compensation of Named Executive Officers.

Stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers for 2017. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
9,895,669	52,164	1,130,547	1,717,624

Proposal 3 — Ratification of Appointment of the Independent Registered Public Accounting Firm.

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2018. The voting results were as follows:

For	Against	Abstain
11,625,336	102,680	1,067,988

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ditech Holding Corporation

Date: June 8, 2018	By:	/s/ John J. Haas
John J. Haas, General Counsel, Chief Legal Officer and Secretary